                                                                ARTHUR ANDERSEN





                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                     -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-76419 for Hartford Life and Annuity Insurance Company Separate Account Seven on Form N-4.


                                                        /s/ Arthur Andersen LLP
Hartford, Connecticut
August 25, 2000